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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2004

                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)


               NEW YORK                 1-4482            11-1806155
      (State or Other Jurisdiction    (Commission      (IRS Employer
            of Incorporation)         File Number)     Identification No.)


               50 MARCUS DRIVE, MELVILLE, NEW YORK      11747
           (Address of Principal Executive Offices)   (Zip Code)

       Registrant's telephone number, including area code: (631) 847-2000

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)





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Item 9.  Regulation FD Disclosure.

     On February 20, 2004, the Registrant issued a press release announcing the pricing of common stock in an underwritten public offering. A copy of the press release is attached hereto as an Exhibit (99.1).

     The information in this 8-K, including the exhibit attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ARROW ELECTRONICS, INC.

                                        By:  /s/Peter S. Brown
                                             --------------------------
                                             Name:  Peter S. Brown
                                             Title: Senior Vice President
Date: February 20, 2004

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                                  EXHIBIT INDEX


The following exhibit is furnished herewith:

Exhibit        Description
-------        -----------

99.1 Press release issued by Arrow Electronics, Inc., dated February 20, 2004, announcing the pricing of common stock in an underwritten public offering.